Exhibit 99.P

                                POWER OF ATTORNEY


              Edmund L. Benson, III, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1998


                                             /s/ Edmund L. Benson, III
                                             -----------------------------
                                                 Edmund L. Benson, III

                                POWER OF ATTORNEY


              James Ermer, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 18, 1998


                                             /s/ James Ermer
                                             ------------------------------
                                                 James Ermer

                                POWER OF ATTORNEY


              William H. Grigg, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 10, 1998


                                             /s/ William H. Griggs
                                             ------------------------
                                                 William H. Grigg

                               POWER OF ATTORNEY


              Thomas F. Keller, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 11, 1998


                                             /s/ Thomas F. Keller
                                             ------------------------
                                                 Thomas F. Keller

                                POWER OF ATTORNEY


         Carl E. Mundy, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1998


                                             /s/ Carl E. Mundy, Jr.
                                             ----------------------------
                                                 Carl E. Mundy, Jr.

                                POWER OF ATTORNEY


              Dr. Cornelius J. Pings, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund Trust, Nations Fund, Inc., Nations Institutional Reserves, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Nations Annuity Trust and Nations Master Investment Trust (each a Company and collectively the "Companies"), to comply with the Investment Company Act of 1940, as amended, and the Securities and Exchange Act of 1933, as amended (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of each Company's Registration Statement on Form N-1A pursuant to the Acts, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director/trustee of the Companies, such Registration Statement and filings, any and all exemptive applications under the Acts, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  May 21, 1999


                                             /s/ Dr. Cornelius J. Pings
                                             ---------------------------------
                                                 Dr. Cornelius J. Pings

                               POWER OF ATTORNEY


              James B. Sommers, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 11, 1998


                                             /s/ James B. Sommers
                                             ------------------------
                                                 James B. Sommers

                                POWER OF ATTORNEY


              A. Max Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1998


                                             /s/ A. Max Walker
                                             ------------------------
                                                 A. Max Walker

                                POWER OF ATTORNEY


              Charles B. Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Ac, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1998


                                             /s/ Charles B. Walker
                                             -----------------------------
                                                 Charles B. Walker

                                POWER OF ATTORNEY


              Thomas S. Word, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 15, 1998


                                              /s/ Thomas S. Word, Jr.
                                              --------------------------
                                                  Thomas S. Word, Jr.

                                POWER OF ATTORNEY


              Richard H. Blank, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, James E. Banks, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Master Investment Trust (the "Master Trust"), to comply with the Investment Company Act of 1940, as amended (the "Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Master Trust's Registration Statement on Form N-1A pursuant to the Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Master Trust, such Registration Statement and filings, any and all exemptive applications under the Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue hereof.

Dated:  December 9, 1998


                                             /s/ Richard H. Blank, Jr.
                                             --------------------------
                                                Richard H. Blank, Jr.